   As Filed with the Securities and Exchange Commission on February 13, 2001
                                                         Registration No. 333-
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                              -----------------

                             GLOBAL CROSSING LTD.
            (Exact name of Registrant as specified in its charter)

           Bermuda                                        98-0189783
(State or other jurisdiction                            (I.R.S. Employer
 of incorporation or organization)                   Identification Number)

                                 Wessex House
                                45 Reid Street
                            Hamilton HM12, Bermuda
                                (441) 296-8600
   (Address, including zip code, of Registrant's principal executive office)

            The Global Crossing Employees' Retirement Savings Plan
                           (Full title of the Plan)

                                CT Corporation
                          1633 Broadway, 23rd Floor
                           New York, New York 10019
                                (212) 479-8200
 (Name, address, including zip code and telephone number, including area code, of agent for service)

                                  Copies to:

        D. Rhett Brandon, Esq.                       James C. Gorton, Esq.
      Simpson Thacher & Bartlett                      Global Crossing Ltd.
         425 Lexington Avenue                       360 North Crescent Drive
    New York, New York 10017-3954               Beverly Hills, California 90210
            (212) 455-2000                                (310) 385-5200

                          ___________________________

                        CALCULATION OF REGISTRATION FEE

===============================================================================================================================
                                                                     Proposed      Proposed Maximum        Amount of
     Title of Securities to be Registered (b)       Amount to be      Maximum          Aggregate         Registration
                                                     Registered   Offering Price  Offering Price (a)        Fee (a)
                                                                   Per Unit (a)
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value per share                7,777,777    $ 19.91           $ 154,855,540.07         $ 38,714

===============================================================================================================================

(a) Pursuant to Rule 457(h)(1) under the Securities Act of 1933, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of the registration fee have been computed on the basis of the average of the high and low prices of the Common Stock quoted on the New York Stock Exchange on February 9, 2001.

Pursuant to General Instruction E for registration statements on Form S-8, the contents of the Registration Statement on Form S-8 of Global Crossing Ltd., a Bermuda company, relating to the 1998 Stock Incentive Plan, file number 333-68825, filed with the Securities and Exchange Commission on December 14, 1998, are incorporated herein by reference.



                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Item 1.   Plan Information*

Item 2.   Registrant Information and Employee Plan Annual Information*

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and Note to Part I of Form S-8.



                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Documents by Reference

     Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.


Item 4.   Description of Securities

     Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.


Item 5.   Interests of Named Experts and Counsel

     Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.


Item 6.   Indemnification of Directors and Officers

     Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

Item 7.   Exemption from Registration Claimed
     Not applicable.

Item 8.   Exhibits

     The following exhibits are filed as part of this Registration Statement:

     Exhibit      Exhibit
     Number       -------
     ------
     4.1          The Global Crossing Employees' Retirement Savings Plan

     5.1          Opinion of Appleby, Spurling & Kempe

     23.1         Consent of Arthur Andersen

     23.2         Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1)

     24.1 Power of Attorney (included on the signature page of this Registration Statement)

Item 9.   Undertakings

     Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 13th day of February, 2001.


                                       Global Crossing Ltd.
                                          (Registrant)


                                       By: /s/ Dan J. Cohrs
                                           ----------------
                                       Name:  Dan J. Cohrs
                                       Title: Chief Financial Officer



                               POWER OF ATTORNEY

   Each person whose signature appears below appoints each of Thomas J. Casey and Dan J. Cohrs, severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and anything appropriate or necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue thereof.

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                              Title                               Date
        ---------                              -----                               ----
   /s/ Gary Winnnick              Chairman of the Board and Director         February 12, 2001
   -----------------
       Gary Winnick


   /s/ Lordwrick M. Cook          Co-Chairman of the Board and               February 12, 2001
   ---------------------          Director
       Lodwrick M. Cook


   /s/ Thomas J. Casey            Chief Executive Officer and                February 12, 2001
   -------------------            Director
       Thomas J. Casey


   /s/ Jack M. Scanlon            Director                                   February 12, 2001
   -------------------
       Jack M. Scanlon



   /s/ Dan J. Cohrs                       Chief Financial Officer (principal                          February 12, 2001
   ---------------                        financial officer and principal
       Dan J. Cohrs                       accounting officer)

   /s/ Norman Brownstein                  Director                                                    February 12, 2001
   ---------------------
       Norman Brownstein


   /s/ Joseph P. Clayton                  Director                                                    February 12, 2001
   ---------------------
       Joseph P. Clayton


   /s/ William E. Conway                  Director                                                    February 12, 2001
   ---------------------
       William E. Conway


   /s/ Eric Hippeau                       Director                                                    February 12, 2001
   ----------------
       Eric Hippeau


                                          Director
   ----------------------
       Geoffrey J.W. Kent


   /s/ David L. Lee                       Director                                                    February 12, 2001
   ----------------
       David L. Lee


   /s/ Douglas H. McCorkindale            Director                                                    February 12, 2001
   ---------------------------
       Douglas H. McCorkindale


   /s/ Michael R. Steed                   Director                                                    February 12, 2001
   --------------------
       Michael R. Steed

                               INDEX TO EXHIBITS


Exhibit      Exhibit
Number       -------
-------

4.1          The Global Crossing Employees' Retirement Savings Plan

5.1          Opinion of Appleby, Spurling & Kempe

23.1         Consent of Arthur Andersen

23.2         Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1)

24.1 Power of Attorney (included on the signature page of this Registration Statement)